UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2019

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 10, 2019, Bojangles’, Inc. (the “Company” or “Bojangles’”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 10, 2018 and supplemented by additional materials filed with the SEC on December 13, 2018 and December 31, 2018. As disclosed in the Proxy Statement, as of the close of business on December 6, 2018, the record date for the Special Meeting, there were 37,548,674 shares of Bojangles’ common stock outstanding and entitled to vote at the Special Meeting. A total of 33,716,503 shares of Bojangles’ common stock, representing approximately 89.8% of the shares outstanding and entitled to vote and constituting a quorum, were represented in person or by valid proxies at the Special Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Bojangles’ stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of November 5, 2018 (the “Merger Agreement”), by and among Walker Parent, Inc., a Delaware corporation (“Parent”), Walker Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Bojangles’, pursuant to which Merger Sub will merge with and into Bojangles’, and Bojangles’ will continue as the surviving company and a wholly-owned subsidiary of Parent. Proposal 1 was approved by the votes set forth in the table below:

For	Against	Abstained

33,354,517	117,037	244,949

Proposal 2: In connection with the Special Meeting, Bojangles’ also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by the Bojangles’ stockholders at the Special Meeting.

Item 8.01	Other Events.

On January 10, 2019, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the conditions to the consummation of the merger under the Merger Agreement may not be satisfied, and (c) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent Bojangles’ from specifically enforcing obligations of Parent under the Merger Agreement or recovering damages for any breach by Parent; (2) the effects that any termination of the Merger Agreement may have on Bojangles’ or its business, including the risks that (a) Bojangles’ stock price may decline significantly if the merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring Bojangles’ to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on Bojangles’ and its business, including the risks that as a result (a) Bojangles’ business, operating results or stock price may suffer, (b) Bojangles’ current plans and operations may be disrupted, (c) Bojangles’ ability to retain or recruit key employees may be adversely affected, (d) Bojangles’ business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) Bojangles’ management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on Bojangles’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Bojangles’ and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Bojangles’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as updated or supplemented by subsequent reports that Bojangles’ has filed or files with the SEC, including Bojangles’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Parent nor Bojangles’ assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bojangles’, Inc.

Date: January 10, 2019	By:	/s/ Laura Roberts
Laura Roberts Vice President, General Counsel, Secretary and Compliance Officer